Net Loss Per Common Share	9 Months Ended
Sep. 30, 2023
Net Loss Per Common Share [Abstract]
NET LOSS PER COMMON SHARE

13. NET LOSS PER COMMON SHARE

Basic and diluted net loss per common share attributable to common stockholders are the same for the three and nine months ended September 30, 2023 and 2022, since the inclusion of all potential shares of common stock outstanding would have been anti-dilutive due to the Company’s net loss.

The table below summarizes potentially dilutive securities that were excluded from the computation of net loss per common share as of the periods presented because including them would be anti-dilutive.

	2023	2022
Common stock options	4,519,195	4,418,871
Common stock warrants	8,507,311	73,978
Unvested restricted stock units	58,197	—
Unvested restricted stock	—	54,566
Potentially dilutive securities	13,084,703	4,547,415